SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2003


                               EP MEDSYSTEMS, INC.
                               -------------------
        (Exact name of small business issuer as specified in its charter)


        New Jersey                     0-28260                22-3212190
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    (State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)

                             575 Route 73 N. Building D
                West Berlin, New Jersey                 08091
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        (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (856) 753-8533
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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                              ITEM 5. Other Events

On January 9, 2003, the Company was advised by Nasdaq that it was not in compliance with the $10 million stockholders' equity standard for continued listing set forth in Marketplace Rule 4450(a)(3). Compliance with this new standard was required as of November 2002. The Company will request a hearing before a NASDAQ Listing Qualifications Panel to review the Staff Determination. If the Company is unsuccessful in its appeal, it intends to apply for listing on the NASDAQ SmallCap Market. The Company believes it will meet the listing requirements for SmallCap Market listing.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EP MedSystems, Inc.

Date: January 13, 2003                  By: /s/ Reinhard Schmidt
                                        ------------------------

                                           Reinhard Schmidt
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


Date: January 13, 2003                  By: /s/ Matthew Hill
                                        --------------------

                                           Matthew Hill
                                           Controller
                                           (Principal Financial Officer)



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